DIAGRAMA DE FLUJO DE LA PLANTA DE RECUPERACIÓN DE ORO - COMPAÑÍA MINERA MULUNCAY GOLD S.A.



MINA JAYCEB ETHAN
MINA MARY JANE
TRITURADORA Nº 1
MINERAL AURÍFERO
MOLINO Nº 1
MOLINO Nº 2
CANALON 1
CANALON 2
CANAL DE RELAVE
MOLINO AMALGAMADOR
A REFINACION
ORO DE AMALGAMA
CONCENTRADO GRAVIMETRICO
ACONDICIONADOR DE CAL
ACONDICIONADOR DE CIANURO
MOLINO DE BOLAS 4' X 5'
CAJON PARA PULPA
BOMBA DENVER 2 1/2" X 2"
HIDROCICLON D4
DSM o CRIBA
TOLVA DE FINOS
BANDA Nº 3
BANDA Nº 2
ZARANDA VIBRATORIA
TRITURADORA SECUNDARIA
TOLVA DE GRUESOS
MINERAL AURÍFERO
TRITUTADORA PRIMARIA
BANDA Nº 1
TK Nº 5
11.2' x 14.2'
REACTOR Nº 2
REACTOR Nº 1
CALDERO
CELDA ELECTROLÍTICA
ACONDICIONAD OR
LANZAS PARA INSUFLAR AIRE
TUBERIAS DE ACERO COMERCIAL
TK Nº 1
9.6' x 12.14'
TK Nº 2
9.6' x 12.14'
TK Nº 3
9.6' x 12.14'
TK Nº 4
9.6' x 12.14'
RELAVERA
BLOWER 100 PSI
TANQUE PULMON
COSECHADOR DE CARBON
CARBON A DESORCION
ORO EN BARRA
CARBON ACTIVADO CARGADO